Exhibit 99.1

PRESS RELEASE

Contacts:

Brandi Martina

AMD Communications

512-705-1720

brandi.martina@amd.com

Investor Contact

Liz Stine

AMD Investor Relations

(720) 652-3965

liz.stine@amd.com

AMD Completes Divestiture of ZT Systems Data Center

Infrastructure Manufacturing Business to Sanmina

News Highlights

•	AMD retains ZT Systems’ rack-scale AI solutions design and customer enablement expertise

•	Strategic partnership with Sanmina to accelerate quality and time-to-deployment for cloud customers

SANTA CLARA, Calif. — October 27, 2025 — AMD (NASDAQ: AMD) today announced the completion of the agreement to divest the ZT Systems U.S.-headquartered data center infrastructure manufacturing business to Sanmina (NASDAQ: SANM).

As part of the transaction, AMD retains ZT Systems’ world-class design and customer enablement teams to accelerate the quality and time-to-deployment of AMD AI systems for cloud customers. Additionally, Sanmina becomes a preferred new product introduction (NPI) manufacturing partner for AMD cloud rack and cluster-scale AI solutions to further strengthen the AMD ecosystem of ODM and OEM partners.

“Rack-scale innovation marks the next chapter in the AMD data center strategy,” said Forrest Norrod, executive vice president and general manager, Data Center Solutions business unit at AMD. “By extending our leadership from silicon to software to full systems, we’re giving cloud and AI customers an open, scalable path to deploy AMD performance faster than ever. Our strategic partnership with Sanmina brings U.S.-based manufacturing strength together with AMD AI systems design and enablement expertise to deliver quality, speed and flexibility at scale.”

About AMD

For more than 55 years AMD has driven innovation in high-performance computing, graphics and visualization technologies. Billions of people, leading Fortune 500 businesses and cutting-edge scientific research institutions around the world rely on AMD technology daily to improve how they live, work and play. AMD employees are focused on building leadership high-performance and adaptive products that push the boundaries of what is possible. For more information about how AMD is enabling today and inspiring tomorrow, visit the AMD (NASDAQ: AMD) website, blog, LinkedIn, Facebook and X pages.

Cautionary Statement

The statements in this press release include forward-looking statements concerning Advanced Micro Devices, Inc. (“AMD”), ZT Group Int’l, Inc (“ZT Systems”) and Sanmina Corporation (“Sanmina”), the transaction described herein and other matters. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. The forward-looking statements in this press release relate to, among other things, the expected benefits and results from AMD’s strategic partnership with Sanmina; AMD’s ability to accelerate the quality and time-to-deployment of AMD AI systems for cloud customers and other expected benefits from the transaction. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. These risks include, among other things: the failure for such preferred strategic partnership to achieve its anticipated results; failure to accelerate the quality and time-to-deployment of AMD AI systems with ZT Systems design and customer enablement teams; the risks that AMD will not realize expected benefits from the transaction or may take longer to realize than expected; the potential impact of the consummation of the transaction of AMD’s relationships with suppliers, customers, employees and regulators; and demand for AMD’s products. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in AMD’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. AMD does not assume, and hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.